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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2005

                               Toll Brothers, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-09186                 23-2416878
-------------------------------     ----------------       ---------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)          Identification No.)

          250 Gibraltar Road, Horsham, PA                          19044
      ----------------------------------------                   ----------
      (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: (215) 938-8000


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17, 2005, at the 2005 Annual Meeting of Stockholders of Toll Brothers, Inc., the stockholders approved amendments to the Toll Brothers, Inc. Cash Bonus Plan (the "Cash Bonus Plan") and the Toll Brothers, Inc. Executive Cash Bonus Plan (the "Executive Cash Bonus Plan"). The sole participant in the Cash Bonus Plan is Robert I. Toll, the Chairman of the Board and Chief Executive Officer of Toll Brothers, Inc. (the "Company"). The participants in the Executive Cash Bonus Plan are Zvi Barzilay, the Company's President and Chief Operating Officer, and Joel H. Rassman, the Company's Executive Vice President, Chief Financial Officer and Treasurer. The Cash Bonus Plan and the Executive Cash Bonus Plan are both intended to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, so that amounts payable under each of the plans will be "performance-based" compensation, and therefore will be exempt from the limitations on deductibility under Section 162(m). The foregoing description is qualified in its entirety by reference to the provisions of the two plans as amended and approved by stockholders, copies of which are included as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

      The following exhibit is filed as part of this Current Report on Form 8-K:

         EXHIBIT
         NO.                              DESCRIPTION
         -------    ------------------------------------------------------------
         10.1       Toll Brothers, Inc. Cash Bonus Plan as amended and approved by stockholders on March 17, 2005.

         10.2 Toll Brothers, Inc. Executive Cash Bonus Plan as amended and approved by stockholders on March 17, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        TOLL BROTHERS, INC.


Dated: April 4, 2005                                By: Joseph R. Sicree
                                                        ------------------------
                                                        Joseph R. Sicree
                                                        Vice President,
                                                        Chief Accounting Officer

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

EXHIBIT
NO.                              DESCRIPTION
-------    ---------------------------------------------------------------------

10.1 * Toll Brothers, Inc. Cash Bonus Plan as amended and approved by stockholders on March 17, 2005.

10.2 * Toll Brothers, Inc. Executive Cash Bonus Plan as amended and approved by stockholders on March 17, 2005.

* Filed electronically herewith.

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